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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2008



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-13817                 11-2908692
  ---------------------------            -------                 ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
incorporation or organization)          File Number          Identification No.)



     7908 N. Sam Houston Parkway W.
              5th Floor                                            77064
           Houston, Texas                                          -----
      ---------------------------                                (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (281) 931-8884



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain Officers; Election of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective May 16, 2008, Boots & Coots International Well Control, Inc. (the "Company") named William F. Bulcher, 57, as the Company's interim principal accounting officer. Mr. Bulcher has served as Corporate Controller since September 5, 2006. His primary responsibilities have included directing SEC reporting, internal financial reporting, business planning, and internal control compliance. Prior to that, he was employed by National Oilwell Varco, Inc. and its predecessor companies since 1973 where he served in various internal auditing and accounting positions of increasing authority, including Division Controller, Business Group Chief Financial Officer, and Director of Financial Reporting. Mr. Bulcher received his M.B.A. degree from Xavier University in Cincinnati, his B.S. in Business degree from Wright State University and is a Certified Public Accountant.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOOTS & COOTS INTERNATIONAL WELL
                                         CONTROL, INC.



Date: May 20, 2008                       By: /s/ JERRY WINCHESTER
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                                             Jerry Winchester
                                             Chief Executive Officer